Astoria Financial Corporation

Salomon Smith Barney
Fourth Annual Financial Services Conference
New York City
January 23-25, 2001

ASTORIA FINANCIAL CORPORATION

This presentation may contain certain forward-looking statements and may be identified by the use of such words as "believe," "expect," "anticipate," "should," "planned," "estimated," and "potential." Examples of forward looking statements include, but are not limited to, estimates with respect to the financial condition, results of operations and business of the Company that are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, real estate values, and competition; changes in accounting principles, policies, or guidelines; changes in legislation or regulation; and other economic, competitive, governmental, regulatory, and technological factors affecting the Company's operations, pricing, products, and services.

ASTORIA FINANCIAL CORPORATION

Corporate Profile

NASDAQ: ASFC

Second largest thrift in New York and sixth largest in United States

- $22.3 billion in assets
- Serves 700,000 customers/consumers
  - Retail Banking
  - Mortgage Lending
  - Consumer Lending
  - Small Business Lending

- Market capitalization - $2.5 Billion
  - Sixth largest among U.S. thrifts
  - Included in S&P MidCap 400 Index

Note: All figures at or for the period ended December 31, 2000, except as noted. Prior periods results have been restated to reflect the pooling of interests accounting treatment applied with respect to the Long Island Bancorp, Inc. acquisition, unless otherwise noted. Market capitalization is based on share price on 1/18/01.

Strengths/Investment Merits

- Strong balance sheet
- Tangible equity generation
- Attractive banking franchise in major market
- Acquisition integration expertise
- Mortgage lending capabilities
- Superior operating efficiency
- Stock repurchase program
- Large goodwill claims

Financial Results and Trends

ASTORIA FINANCIAL CORPORATION

Importance of Cash Earnings

Operating cash earnings currently consists of:		Example of change in operating earnings under tentative FASB proposal:
• Operating earnings	$4.34	$4.74
• + Goodwill amortization	0.40	0.00 (eliminated)
• + ESOP journal entry	0.13	0.13
• Operating cash earnings	$4.87	$4.87

Note: Illustration uses full year 2000 operating earnings

ASTORIA FINANCIAL CORPORATION

Reported/Cash Operating EPS Growth and Returns



Non-Cash Charges
Reported EPS
6
5
4
3
2
1
0
$2.59
0.59
2.00
$3.11
0.72
2.39
$3.51
0.87
2.64
$4.79
0.63
4.16
$4.87
0.53
4.34
1996 (1)
1997
1998 (2)
1999 (3)
2000 (4)

	1996 (1)	1997	1998 (2)	1999 (3)	2000 (4)
ROA	0.81%	0.84%	0.79%	0.99%	0.97%
Cash ROA	1.04%	1.09%	1.05%	1.13%	1.09%
ROE	8.76%	9.83%	9.76%	16.48%	16.77%
Cash ROTE	12.57%	14.49%	5.53%	22.86%	22.48%

(1) Excludes $27.6 million, net of taxes, SAIF recapitalization assessment
(2) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(3) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(4) Excludes $2.4 million, net of taxes, net gain on the sales of the former LISB headqtrs and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.

ASTORIA FINANCIAL CORPORATION

Return on Average Assets


Percent
Reported
Cash
1.40
1.20
1.00
0.80
0.60
0.40
0.20
0.00
0.81
1.04
0.84
1.09
0.79
1.05
0.99
1.13
0.97
1.09
1996 (1)
1997
1998 (2)
1999 (3)
2000 (4)

(1) Excludes $27.6 million, net of taxes, SAIF recapitalization assessment
(2) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(3) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(4) Excludes $2.4 million, net of taxes, net gain on the sales of the former LISB headquarters and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment.

Astoria Financial Corporation

Return on Average Tangible Equity


Percent
Reported
Cash
25.00
20.00
15.00
10.00
5.00
9.71
12.57
11.16
14.49
11.78
15.53
19.91
22.86
20.10
22.48
1996 (1)
1997
1998 (2)
1999 (3)
2000 (4)

(1) Excludes $27.6 million, net of taxes, SAIF recapitalization assessment
(2) Excludes $100.3 million, net of taxes, fourth quarter infrequently occurring charges
(3) Excludes $11.3 million, net of taxes, net gain on the sale and disposition of banking and certain loan production offices
(4) Excludes $2.4 million, net of taxes, net gain on the sales of the former LISB headquarters and other bank real estate and a charge of $3.4 million, net of taxes, for an executive severance payment

Current Focus

- Managing Risks - interest rate, prepayment and credit
- Building non-interest revenue
  - Marketing initiatives
  - Integrating sales initiatives
  - Expanding checking account base - personal and business
  - Building mutual fund, deferred annuity and insurance sales
- Continue balance sheet repositioning
- Maintaining high level of ROE and ROA
- Maintaining superior operating efficiency

ASTORIA FINANCIAL CORPORATION

Balance Sheet Repositioning

($ in billions)


($1.7 billion increase, or 17.2%)
($2.6 billion decrease, or 24.7%)
$12
$11
$10
$9
$8
$7
9.7
10.5
10.0
10.0
10.3
9.3
10.5
8.9
10.8
8.4
11.1
8.0
11.4
7.9
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
Loans
MBS

Balance Sheet Repositioning

($ in billions)



$12
$11
$10
$9
$8
11.7
11.7
11.4
11.0
10.6
10.5
10.2
9.5
9.4
9.6
9.9
($1.5 billion decrease, or 13.0%)
($600 million increase, or 6.4%)
2Q99
(1) 3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
Deposits
Borrowings

(1) Reflects, retroactively, the sale of five upstate New York banking offices in the third quarter of 1999

ASTORIA FINANCIAL CORPORATION

Book Value/Tangible Book Value Growth



(Dollars per common share)
(Book Value increased 33%)
(Tangible Book Value increased 42%)
$30
$25
$20
$15
22.17
17.84
23.46
19.19
24.17
19.95
26.23
22.05
29.47
25.35
12/31/99
3/31/00
6/30/00
9/30/00
12/31/00
Book Value
Tangible Book Value

Astoria Financial Corporation

Asset Quality Trend

Non-Performing Assets (NPAs) to Total Assets



Percent
4
3
2
1
0
0.87
0.70
0.58
0.26
0.18

Period Ended	Dec. 31, 1996	Dec. 31, 1997	Dec. 31, 1998	Dec. 31, 1999	Dec. 31, 2000
Total NPAs ($ in millions)	$109.4	$115.3	$120.4	$58.4	$40.0

Allowance for loan losses/non-performing loans at December 31, 2000 - 221%

ASTORIA FINANCIAL CORPORATION

Low Credit Risk Loan Portfolio Composition

At December 31, 2000*


Comm'l R/E 4%
Multi-family 7%
Other 2%
One-to-Four Family 87%

Total - $11.4 Billion*

*Excludes loans held for sale

ASTORIA FINANCIAL CORPORATION

Low Credit Risk MBS Portfolio

At December 31, 2000


FNMA
5%
GNMA
1%
FHLMC
3%
CMO/REMIC - Non Agency
21%
CMO/REMIC - Agency
70%

Total MBS Portfolio Classification

Available for sale -	$7.0B	(89%)
Held to maturity -	$0.9B	(11%)
Total	$7.9B	

ASTORIA FINANCIAL CORPORATION

Leading Thrift Franchise

- $10.1 Billion in Deposits, 86 Banking Offices
- Low Cost/Stable Source of Funds
  - Core Deposits Represent 48.9% of Deposits
- Banking Offices and Market Share of Deposits
  - Long Island Offices (83) -- Nassau (29), Queens (17), Suffolk (25), Brooklyn (12)
    - Average Deposits of $117 Million
  - Westchester Offices (3) - Average Deposits of $112 Million

Long Island Powerhouse

Banking Offices and Deposit Share Ranking on Long Island


Queens
Brooklyn
Suffolk
Nassau

Overall Deposit Share Ranking: #3

ASTORIA FINANCIAL CORPORATION

Strong Position in Core Market

Nassau, Suffolk, Queens and Brooklyn

- The combined population of these four counties (6.9 million) exceeds the population of 39 individual U.S. states

Institution	Deposits ($ in millions)	Market Share	Branches
1. Chase Manhattan	$15,484	13.9%	169
2. GreenPoint Financial Corp	9,444	8.5	60
3. Astoria	9,194	8.3	83
4. Dime Bancorp	9,190	8.3	78
5. HSBC	8,531	7.7	97
6. Citigroup	7,998	7.2	78
7. Fleet Financial	7,938	7.1	124
8. North Fork	7,933	7.1	135
9. ABN Amro North America	5,843	5.2	79
10. Roslyn	4,257	3.8	28
Total - Core Market	$111,343		1,383

Source: FDIC Deposit Market Share Report. Data as of 6/30/99 adjusted for pending acquisitions

ASTORIA FINANCIAL CORPORATION

Well Positioned in Key Markets

Deposits

($ in millions) Institution	Nassau Total	Share	Branches
1. Chase Manhattan	$3,883	11.4%	39
2. GreenPoint Financial	3,606	10.6	21
3. ABN AMRO	3,530	10.4	45
4. Astoria	3,065	9.0	29
5. Fleet	2,749	8.1	59
Total	$33,953		428

($ in millions) Institution	Queens Total	Share	Branches
1. Chase Manhattan	$4,102	14.5%	48
2. Astoria	2,915	10.3	17
3. Citigroup	2,785	9.8	24
4. North Fork	2,598	9.2	36
5. GreenPoint Financial	2,299	8.1	16
Total	$28,298		323

($ in millions) Institution	Suffolk Total	Share	Branches
1. Fleet Financial	$4,226	17.4%	39
2. Chase Manhattan	3,372	13.8	40
3. North Fork	2,973	12.2	57
4. Dime Bancorp	2,223	9.1	27
5. Astoria	1,865	7.7	25
Total	$24,348		391

($ in millions) Institution	Brooklyn Total	Share	Branches
1. Chase Manhattan	$4,127	16.7%	42
2. HSBC	3,808	15.4	29
3. Dime Bancorp	3,770	15.2	20
4. GreenPoint Financial	2,502	10.1	14
5. Citigroup	2,300	9.3	21
Astoria (#7)	1,350	5.5	12
Total	$24,744		241

Source: FDIC Deposit Share Report. Data as of 6/30/99 adjusted for pending acquisitions

ASTORIA FINANCIAL CORPORATION

Deposit Composition

At December 31, 2000



Jumbo CD
2%
Money Market
15%
Savings
24%
Now/Dem
10%
Retail CD's
49%

Total - $10.1 Billion
48.9% Core

Astoria Financial Corporation

Checking Account Growth


(# of accounts in thousands)
350
300
250
200
150
100
50
0
165.9
251.3
267.2
301.2
At Period End
4Q97(1)
4Q98
4Q99
4Q00

(1) Excludes the effect of Long Island Bancorp pooling of interests 9/30/98.

Marketing Initiatives

- Continue to strengthen brand awareness
- Continue to strengthen customer profitability and segmentation models to drive targeted marketing
- Execute internet banking strategy

Sales Initiatives

- Maintain an organizational structure to promote a strong sales environment in banking offices.
- Maintain high banking office goals and expectations.
- Utilize sales incentive bonus program in banking offices for meeting and beating goals.

Astoria Financial Corporation

Retail Banking and Loan Fee* Growth

($ in millions)

CAGR = 24.8%


$60
$50
$40
$30
$20
$10
$0
$20.1
$23.3
$34.6
$40.0
$48.8
1996
1997
1998
1999
2000

*Excludes loan servicing fees.

Small Business Lending Initiatives

- Current focus on existing business checking customers
- Expanded focus on primary market area entrepreneurs
  - Utilize networking and referral based marketing
  - Companies with less than $10 million in revenue
  - Emphasis on professionals
- Enhances ability to build business checking base

ASTORIA FINANCIAL CORPORATION

Operating Efficiency - General and Administrative Expense Ratio


Percent to Average Assets
2.00
1.50
1.00
0.50
0.00
1.74%
1.52%
1.27%
0.86%
0.79%
0.15
1.59
0.14
1.38
0.10
1.17
0.04
0.82
0.03
0.76
1996
1997
1998
1999
2000*
Excluding Stock Plan Amortization (Cash G & A Expense Ratio)
Stock Plan Amortization

* Excludes $5.4 million executive severance payment in 4Q00

ASTORIA FINANCIAL CORPORATION

G & A Expense to Average Assets



Percent
2.20
2.05
1.90
1.75
1.60
1.45
1.30
1.15
1.00
0.85
0.70
4Q99
1Q00
2Q00
3Q00
4Q00
All Thrifts
Mid Atl
$ 5 + Billion
ASFC
ASFC Cash

	Astoria (1)		Average		
Quarter	Cash	GAAP	All Thrifts	Mid Atlantic	$ 5 + Bil
Dec 31, 2000 (2)	0.75%	0.76%	N/A	N/A	N/A
Sept. 30, 2000	0.75	0.79	1.80	1.98	1.66
June 30, 2000	0.76	0.78	1.82	1.91	1.67
Mar. 31, 2000	0.79	0.82	1.82	1.93	1.65
Dec. 31, 1999	0.76	0.79	1.82	1.93	1.62

Source: SNL Securities, Thrift Performance Report as of December 2000
(1) Company reports (2) Excludes $5.4 million executive severance payment

Efficiency Ratio


60
50
40
30
20
10
Percent
54.01
50.27
46.56
32.21
30.80
4.60
4.57
3.64
1.64
1.11
49.41
45.70
42.92
30.57
29.69
1996
1997
1998
1999
2000*
Excluding Stock Plan Amortization (Cash Efficiency Ratio)
Stock Plan Amortization

* Excludes $5.4 million executive severance payment in 4Q00

Efficiency Ratio



Goodwill Claim Update

- One of the industry's largest goodwill litigation claims
  - $785 million of original supervisory goodwill created (LISB = $625 million, Fidelity NY = $160 million)
  - $635 million of supervisory goodwill written off (LISB = $500 million, Fidelity NY = $135 million)
- Outcome unpredictable due to disparity in recent court decisions
- Status of Astoria cases
  - Motions for summary judgment on liability pending
  - LISB discovery completed
  - FDNY expert discovery stayed until March 1, 2001

ASTORIA FINANCIAL CORPORATION

Stock Price vs. EPS 1996 - 2000



EPS
Price
$1.20
$1.05
$0.90
$0.75
$0.60
$0.45
$0.30
EPS
0.53
0.47
0.52
0.47
0.57
0.58
0.62
0.61
0.66
0.72
0.44
0.82
0.97
1.02
1.02
1.06
1.08
1.08
1.07
1.11
(1)
(2)
(3)
(3)
(3)
(3)
(4)
$60
$57
$54
$51
$48
$45
$42
$39
$36
$33
$30
$27
$24
$21
$18
$15
$12
Average Stock Price
Quarter Ended
03/31/96
06/30/96
09/30/96
12/31/96
03/31/97
06/30/97
09/30/97
12/31/97
03/31/98
06/30/98
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00

(1) Excludes $16.9 million, net of taxes, ASFC SAIF recapitalization assessment.
(2) Excludes $10.7 million, net of taxes, LISB SAIF assessment.
(3) Excludes infrequently occurring items
(4) Excludes $0.07per share executive severance payment

Stock Price vs. Cash EPS 1996 - 2000


Cash EPS
Price
$1.35
$1.20
$1.05
$0.90
$0.75
$0.60
$0.45
$0.30
Cash EPS
$60
$57
$54
$51
$48
$45
$42
$39
$36
$33
$30
$27
$24
$21
$18
$15
$12
Average Stock Price
0.66
0.61
0.67
0.63
0.75
0.74
0.79
0.82
0.89
0.93
0.70
1.00
1.14
1.18
1.18
1.23
1.21
1.21
1.21
1.24
(1)
(2)
(3)
(3)
(3)
(3)
(4)
Quarter Ended
03/31/96
06/30/96
09/30/96
12/31/96
03/31/97
06/30/97
09/30/97
12/31/97
03/31/98
06/30/98
09/30/98
12/31/98
03/31/99
06/30/99
09/30/99
12/31/99
03/31/00
06/30/00
09/30/00
12/31/00

(1) Excludes $16.9 million, net of taxes, ASFC SAIF recapitalization assessment.
(2) Excludes $10.7 million, net of taxes, LISB SAIF assessment.
(3) Excludes infrequently occurring items
(4) excludes $0.07 per share executive severance payment in 4Q00

Astoria Financial Corporation